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                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 1, 1996, in the Registration Statement (Form S-1 No. 33-96952) and related Prospectus of Administaff, Inc. for the registration of 3,000,000 shares of its common stock.



                                          /s/  ERNST & YOUNG LLP



                                          ERNST & YOUNG LLP



Houston, Texas


October 23, 1996